UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On September 26, 2023, Hyzon Motors Inc. (the “Company”) announced a final resolution, subject to court approval, of the investigation by the Securities and Exchange Commission (the “SEC”) initially reported by the Company on its Current Report on Form 8-K on January 12, 2022, and as further reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. On September 26, 2023, the SEC filed a complaint in the U.S. District Court for the Western District of New York under the caption SECURITIES AND EXCHANGE COMMISSION, Plaintiff, v. HYZON MOTORS INC., CRAIG M. KNIGHT, and MAX C.B. HOLTHAUSEN 23-CV-06553, naming the Company, Craig Knight, the Company’s former Chief Executive Officer and a former director, and Max C.B. Holthausen, a former managing director of the Company’s European subsidiary, Hyzon Motors Europe B.V., as defendants.

As to the Company, the Commission’s complaint alleges violations of Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 10b-5, 12b-20, 13a-1, 13a-11, 13a-13, 13a-15(a) and 14a-9 thereunder, and Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 (the “Securities Act”).

Without admitting or denying the allegations in the Commission’s complaint, the Company has consented to the entry of a final judgment, subject to court approval, that would permanently restrain and enjoin the Company from violating Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(a) of the Exchange Act and Rules 10b-5, 12b-20, 13a-1, 13a-11, 13a-13, 13a-15(a) and 14a-9 thereunder, and Sections 17(a)(2) and 17(a)(3) of the Securities Act, and would require the Company to pay a civil penalty of $25,000,000 as follows: $8,500,000 within 30 days of entry of the final judgment; (2) $8,500,000 by December 31, 2024; and (3) $8,000,000 within 730 days of entry of the final judgment.

Mr. Knight and Mr. Holthausen also separately consented to the entry of final judgments, subject to court approval, resolving the SEC’s allegations.

Further, the Company announced that Mr. Knight and Mr. Mark Gordon, the Company’s former Chief Financial Officer and a former director, have voluntarily returned $252,000 and $122,500, respectively, to the Company pursuant to Section 304 of the Sarbanes Oxley Act of 2002 relating to certain incentive compensation that the Company previously paid to Mr. Knight and Mr. Gordon.

The Company issued a press release on September 26, 2023 providing an update on its resolution with the SEC. A copy of the press release is being furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information set forth in Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press release, dated September 26, 2023 issued by the Company.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: September 26, 2023	By:	/s/ John Zavoli
	Name:	John Zavoli
	Title:	General Counsel & Chief Legal Officer